UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 5, 2008

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including Zip Code)

 (914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

    On February 5, 2008, Prestige Brands Holdings, Inc. (the “Registrant”) received written notification from The Procter & Gamble Manufacturing Company (“P&G”) that, due to corporate planning at P&G, effective June 30, 2009, P&G will no longer supply Comet® powder cleanser to Prestige Brands International, Inc., a wholly-owned subsidiary of the Registrant (“PBI”). P&G currently supplies Comet® powder cleanser to PBI pursuant to Amendment No. 4 and Restatement of Contract Manufacturing Agreement, dated May 1, 2002 (the “Supply Agreement”), by and between The Procter & Gamble Company and PBI. However, P&G will continue to supply certain Comet® spray cleaners and Chloraseptic® sore throat over-the-counter products to PBI.

    Because the termination of the Supply Agreement by P&G was not unexpected, the Registrant had already commenced the process of identifying a new supplier for its Comet® powder cleanser.  Accordingly, the Registrant does not anticipate that there will be any interruption in the supply of Comet® powder cleanser.

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2008, the Registrant announced financial results for the fiscal quarter and nine months ended December 31, 2007.  A copy of the press release announcing the Registrant’s earnings results for the fiscal quarter and nine months ended December 31, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically states that the information is to be considered “filed” under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Item 7.01.  Regulation FD Disclosure.

        The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Description
99.1       Press Release dated February 8, 2008 announcing the Registrant's financial results for the fiscal quarter and nine months ended December 31, 2007 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2008                                                                              PRESTIGE BRANDS HOLDINGS, INC.

                     By: /s/ Peter J. Anderson
                                                                         Name: Peter J. Anderson
                                                                                                                                                         Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit   Description
99.1         Press Release dated February 8, 2008 announcing the Registrant's financial results for the fiscal quarter and nine months ended December 31, 2007 (furnished only).